Fees Summary	Oct. 07, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	348.00
Total Transaction Valuation	4,000,009.07
Total Offset Amount	0.00
Net Fee	$ 348.00